EXHIBIT 1028



                               SUBLEASE AGREEMENT

         This SUBLEASE is made this ___ day of July, 2001, between TechSpan, Inc., a Delaware corporation ("TechSpan"), and Viador, Inc., a
 _____________    corporation ("Viador").

         WHEREAS Benicia Associates, a California corporation, as lessor ("Master Lessor"), and ST Microwave, a Delaware corporation, as lessee, entered into a lease dated October 18, 1990, attached hereto as part of Exhibit A, with respect to certain premises consisting of approximately 34,656 square feet located at 975-977 Benicia Avenue, Sunnyvale, California.

         WHEREAS Benicia Associates, as lessor, ST Microwave, as assignor, and Signal Technology Corporation, a Delaware corporation, as assignee, entered into a First Amendment to Lease dated September 9, 1996, attached hereto as part of Exhibit A, that assigns all the rights and obligations under the Lease from ST Microwave Corporation to Signal Technology, extended the term of the Lease and expanded the premises to include the remaining 19,624 square feet of space in the building (collectively referred to as the "Building"). The Building is situated on a parcel of land consisting of approximately 135, 907 square feet APN 165-39-006 (the land and Building are collectively referred to as the "Property").

         WHEREAS Signal Technology Corporation ("Signal"), as sublessor, and TechSpan, as sublessee, entered into a Sublease Agreement, dated July 15th, 2000, with respect to a certain portion comprising approximately 9,945 square feet ("Premises") of the Property.

         WHEREAS TechSpan, as sublessor, wishes to sublease the entire 9,945 square feet of the Premises to Viador, as sublessee, and Viador wishes to sublease a portion of the premises from TechSpan upon the terms and conditions herein contained.

         In consideration of the covenants and promises contained in this Sublease, the parties hereto agree as follows:

         1.  Subleased  Premises.  Signal  agrees to sublease to Viador,  and
             -------------------
Viador agrees to sublease from TechSpan, that portion of the Building, consisting of approximately 9,945 square feet ("Premises"), upon the terms and conditions herein contained.

         2.  Viador's  Share of  Operating  Expenses.  Viador's  Share of the
             ---------------------------------------
Common Operating Expenses shall be 18.32%. The Building is a total of 54,280 square feet.

         3. Term and Termination. This Sublease shall be a month-to-month
            --------------------
sublease commencing on July 19, 2001. Either party may terminate the agreement upon 30 days written notice to the other party, or, if not terminated earlier, the sublease shall terminate on November 30, 2003 (the "Term"). The Premises shall be fully demised and ready for occupancy on the commencement date.

         4.       Rent.
                  ----

                  4.1      Monthly Rent. Viador agrees to pay TechSpan monthly
                           ------------
                           rent in the amount of Thirty-Six Thousand Fifty and 63/100ths Dollars ($36,050.63) from July 19, 2001,
                           (the "Monthly Rent") payable in advance on the first day of each month without any prior demand and without any deduction or offset whatsoever. Monthly Rent and Additional Rent, as defined herein, for any period during the Term which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a 30-day month. Monthly Rent for the first month of the Term shall be paid by Viador upon consent of Signal to the terms of this Sublease.

                  4.2      Additional Rent. In addition to Monthly Rent, Viador
                           ---------------
                           shall pay to TechSpan, Viador's Share (as specified in Paragraph 2) of all Common Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  4.3      Viador's Share of the Common Operating Expenses is
                           -----------------------------------------------
                           defined to include:

                           (a) All costs incurred by Signal under the Master Lease directly attributable to the operation, repair and maintenance of the Premises and as further specified in Paragraph 7 of the Master Lease and Paragraph 5 of the First Amendment of the Master Lease.

                           (b) The actual cost of water, gas and electricity to the Premises and a pro rata share directly attributable to the Premises for any utilities not separately metered.

                           (c) Actual trash disposal, pest control services, security services, and the costs of any environmental inspections directly attributable to the Premises.

                           (d) Real Property Taxes directly attributable to the Premises.

                           (e) The actual cost of the premiums for insurance directly attributable to the Premises as maintained by the responsible party under Paragraph 8 of the Lease.

                           (f) Any deductible portion of an insured loss concerning the Premises or Viador's Share of the Common Areas.

                           (g) Any other services to be provided by Master Lessor that are stated elsewhere in the Master Lease to be a Common Operating Expense directly attributable to the Premises.

                  4.4      Specific Expenses. Any expense and real property
                           -----------------
                           taxes that are specifically attributable to (a) the Viador's Premises or (b) the remaining portion of the Building leased by Signal, shall be allocated entirely to the parties associated with said cost or expense.

                  4.5      Payment. Viador's Share of Common Operating Expenses
                           -------
                           shall be payable by Viador within ten (10) days after a reasonably detailed statement of actual expenses is presented to Viador.

Any and all sums Viador is obligated to pay under the terms of this Sublease shall be construed as rent obligations in addition to the Monthly Rent set forth in this Sublease. In addition, such additional rent shall include a service charge of Twenty-Five Dollars ($25.00) for each of Viador's dishonored checks returned by the institution on which said checks are drawn. If, at any time during the term of this Sublease, Viador has tendered payment by check and Viador's bank has returned more than one such payment for any reason, including insufficient funds, TechSpan may, at its option, require that all future payments be made by cashier's check.

         5.       Security Deposit. Viador shall provide a security deposit
                  ----------------
("Security Deposit") in the amount of Thirty-Six Thousand Fifty and 63/100ths Dollars ($36,050.63), for the full and faithful performance by Lessee of its obligations under this lease.

If a monetary event of default under the Lease occurs, Lessor may, but without obligations to do so, use the Security Deposit as required to cure the monetary event or default and / or to compensate Lessor for losses, expenses, and damages sustained (including, but not limited to, reasonable legal and other related expenses). In the event the Lessor should use the Security Deposit, Lessee shall increase the Security Deposit to equal the amount initially required within five
(5) days.

The Security Deposit shall be delivered to TechSpan, in a form acceptable to TechSpan, not later than one month after signing of the Lease.

If Viador performs each of its obligations under this Sublease, the Security Deposit, or any balance thereof, including interest thereon, shall be returned to Viador within sixty (60) days after the later of the expiration of the Sublease term or the date Viador vacates the Premises.

         6. Alterations.  No alteration or  improvements  shall be made by
            -----------
Viador to the Premises, except in accord with the Master Lease and the Sublease, and only with the prior consent of Master Lessor and Signal. Signal's consent shall not be unreasonably withheld, delayed or conditioned.

         7. Condition of Premises. Viador has thoroughly inspected the Premises
            ---------------------
and accepts them in their present condition, AS IS WITH ALL FAULTS. Viador acknowledges that neither TechSpan nor any agent of TechSpan has made any representation as to the condition of the Premises or their suitability for the conduct of Viador's business. Viador and TechSpan expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or any other kind arising out of this Sublease, and there are no warranties that extend beyond those expressly set forth in this Sublease. Signal represents that neither Signal nor the Lessor have knowledge of any defaults under the Master Lease, First Amendment to the Master Lease, any improper, immoral, unlawful or objectionable purpose involving past use of the Premises, and further have no knowledge of any violations of any environmental laws, including federal, state or local laws, statute, ordinance, regulation or order pertaining to the health, industrial hygiene, environmental conditions or hazardous substances or materials related to the Premises.

         8. Signage. TechSpan shall provide to Viador exclusive access and use
            -------
of 50% of the monument sign that is located directly in front of the Premises for the duration of the term. Viador shall be financially responsible for any artwork or other charges related to alteration of the signage. At the end of the term, Viador shall be financially responsible for converting the sign back to the original condition in which it was received.

         9. Master Lessor's Services. Under the Master Lease the Master Lessor
            ------------------------
is obligated to provide Master Lessee with certain operating services, maintenance and repairs (collectively "Lessor's Services"). TechSpan has no obligation to furnish any of Lessor's Services and will not be liable for any disruption or failure of such services. Upon receipt of written complaint from Viador, to the extent of its rights under the Sublease, TechSpan shall make demand upon Master Lessor to take all appropriate action for the correction of any defect, inadequacy or insufficiency in Master Lessor's provision of Lessor's Services. Viador shall have any and all rights under this Sublease that TechSpan would have against the Master Lessor for failure to provide services to Master Lessee under the Master Lease and the First Amendment to Master Lease.

         10. Viador's Maintenance and Repairs. Viador shall, at its expense,
             --------------------------------
maintain the Premises, including, without limitation, all improvements to the Premises, in good order, condition and repair, excepting only reasonable wear and tear. Neither TechSpan nor the Master Lessor have any knowledge of any violations of the Master Lease or First Amendment to Master Lease concerning keeping the Premises, including all improvements to the Premises, in good order, condition and repair, excepting only reasonable wear and tear. Upon receipt of written complaint from Viador, to the extent of its rights under the Sublease, TechSpan shall make demand upon Master Landlord to perform any of its repairs obligations pursuant to the Master Lease. To TechSpan's knowledge, the premises and improvements are in working order.

         11. Use. Viador shall use the Premises as permitted in the Master Lease
             ---
and as further provided in this paragraph concerning Viador's software development work. Viador shall not do or permit anything to be done in or about the Property that will in any way interfere with the rights of other occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Viador cause, maintain or permit any nuisance in, on or about the Premises or the Building. Viador shall not commit or suffer to be committed any waste in or about the Premises or the Building.

         12.      Defaults.  Any of the following occurrences shall constitute a
                  --------
                   default by Viador:

                  12.1     Failure to Pay Money When Due. If Viador fails to
                           -----------------------------
                           make any payment of Monthly Rent, Additional Rent, Security Deposit or any other payment required to be made by Viador hereunder, as and when due, for a three-day (3-day) period after written notice from TechSpan.

                  12.2     Other Breaches. If Viador fails to observe or perform
                           --------------
                           any other provision of this Sublease for a seven-day (7-day) period after written notice from TechSpan. The seven-day grace period shall not apply to Viador's breach of its obligations to maintain insurance coverages hereunder or with respect to any specified default under the Sublease or Master Lease that provides a lesser grace period (in which case such default shall have the grace period so specified).

         13. Remedies.  In event of any  default by Viador,  TechSpan
             --------
shall have all the remedies provided pursuant to Section 23 of the Master Lease and by applicable law. TechSpan may resort to its remedies cumulatively or in the alternative.

         14. Insurance. Viador shall obtain and keep in full force and effect,
             ---------
at Viador's sole cost and expense, during the Term all insurance required to be maintained by the "Lessee" and "Sublessee" under the Master Lease and the Sublease, respectively; provided that TechSpan shall, along with the Master Lessor, also be named as an additional insured under Viador's commercial liability and property policies. The limits of insurance required under this provision shall be reasonably reduced to an amount reflective of Viador's use of the Premises as defined in paragraph 1 of this agreement.

Within five (5) days after the execution of this Sublease, and in no event after commencement of the Term, Viador shall deliver to TechSpan copies of policies or certificates complying with this Sublease, in form satisfactory to TechSpan. No such policy shall be cancelable or reducible in coverage except after thirty
(30) days prior written notice to TechSpan. If Viador fails to obtain, maintain and/or provide evidence of insurance required hereunder, TechSpan may obtain the same and Viador shall, upon demand, reimburse Signal for the cost thereof. No such action by TechSpan or reimbursement from Viador shall be a waiver of default or other remedies. In no event shall the limits of such policies be considered as limiting liability of Viador under this Sublease.

         15. Waiver of Recovery. TechSpan and Viador shall each release and
             ------------------
relieve the other, and waive their entire rights of recovery for loss or damage to property located within or constituting a part or all of the Premises or the Building to the extent that the loss or damage is covered by (a) the injured party's insurance, or (b) the insurance the injured party is required to carry under Section 12, whichever is greater. This waiver applies whether or not the loss is due to the negligent acts or omissions of TechSpan or Viador, or their respective officers, directors, employees, agents, contractors, or invitees. Each of TechSpan and Viador shall have their respective property insurers endorse the applicable insurance policies to reflect the foregoing waiver of claims, provided, however, that the endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable. Viador shall have all rights that TechSpan has under the Master Lease and First Amendment to Master Lease against Master Lessor and Master Lessee that TechSpan would have for any defaults or other wrongful conduct prohibited by the Master Lease and First Amendment to Master Lease.

Viador shall also, in exchange for their consent to this Sublease, release and relieve Master Lessor and Master Lessee, and waive its entire right of recovery for loss or damage to property located within or constituting part or all of the Premises or the Building to the extent that the loss or damage is covered by:
(a) their insurance, or (b) the insurance that they are required to carry under the Master Lease or Sublease, whichever is greater. This waiver applies whether or not the loss is due to the negligent acts or omissions of Master Lessor or Master Lessee, or their respective officers, directors, employees, agents, contractors, or invitees. Viador shall have its property insurers endorse the applicable insurance policies to reflect the foregoing waiver of claims, provided, however, that the endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable.

Viador shall be entitled to request to Master Lessor and Master Lessee that they provide a similar waiver to Viador upon such terms and conditions as the Master Lessor and Master Lessee may require.

         16. Liability of TechSpan. TechSpan shall have no personal liability
             ---------------------
under this Sublease. Viador shall look solely to rents, issues and profits from the Premises for the satisfaction of any judgment or decree against TechSpan based upon any default under this Sublease, and no other property or assets of TechSPan shall be subject to levy, execution or other enforcement procedures for satisfaction of any such judgment or decree.

         17. Indemnification. Viador will defend, indemnify and hold harmless
             ---------------
TechSPan from all claims, costs, losses, liabilities, judgments and damages, including actual attorney's fees, on behalf of any party for any bodily injury or property damage caused by or arising in connection with: (i) the use, occupancy or condition of the Premises by Viador; (ii) the negligence or willful misconduct of Viador or its employees, contractors, agents or invitees; or (iii) a breach of Viador's obligations under this Sublease or under the provisions of the Sublease and Master Lease assumed hereunder; provided that Viador shall not indemnify and hold harmless TechSpan for TechSpan's negligence and willful misconduct. Viador's indemnifications herein shall survive termination of this Sublease.

         18.      Master Lease and Sublease.
                  -------------------------

                  18.1     Subordination. This Sublease is subject and
                           -------------
                           subordinate to the Master Lease, to all ground and underlying leases, and to all mortgages and deeds of trust which may now or hereafter affect the Property, and to any and all renewals, modifications, consolidations, replacements and extensions thereof. If for any reason the Master Lease or the Sublease terminates before the expiration of the Term hereto, this Sublease shall also terminate and Viador waives all claims against Master Lessor, Signal, and TechSpan respectively, for any such early termination of this Sublease provided that such early termination was not caused by the default of such party.

                  18.2     Adherence to Terms of Master Lease and Sublease.
                           -----------------------------------------------
                           Notwithstanding anything to the contrary herein contained, Viador agrees to assume and be bound by all obligations and responsibilities of Signal and TechSpan as as "Sublessees" under the Subleases including their obligations under the Master Lease as set forth in the Subleases (excepting with respect to payment of Monthly Rent, Additional Rent, Security Deposit, and any other payment set forth herein which shall be governed by this Sublease).

Viador shall neither do nor permit anything to be done that would cause the Master Lease or Sublease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Master Lessor or Master Lessee under the Master Lease or the Sublease.

With respect to the Master Lessor's obligations under the Master Lease, TechSpan's sole obligations shall be to request that the Master Lessee make demand upon Master Lessor to perform its obligations, as and when obligated to do so, under the Master Lease and to make demand upon Master Lessee to perform its obligations, as and when obligated to so, under the Sublease.

         19.      Right of Entry.  Master Lessor and Signal shall have the right
                  --------------
to enter the Premises upon the terms set forth in Section 32 of the Master
Lease.

         20.      Parking.  To the extent provided to TechSpan,  TechSpan shall
                  -------
provide to Viador Techspan's Share of 18.32% of the parking spaces to which Signal is entitled under the Master Lease.

         21.      Rules and  Regulations.  Viador shall observe at all times the
                  ----------------------
rules and regulations  promulgated by Master Lessor.

        22.       Assignment/Subletting.  Viador  shall not sublet the  Premises
                  ---------------------
or assign  this  Sublease  or any part thereof for any period of time.



         23.      Notice.  Any notice  regarding  a breach of this  Sublease or
                  ------
termination thereof shall be in writing and be sent by certified mail or personally delivered to, in the case of TechSpan:


                                            TechSpan, Inc.
                                            935 Benicia Avenue
                                            Sunnyvale, CA 94085
                                            Attention: Operations Manager

         Or, in the case of Viador:

                                            Viador, Inc.
                                            977 Benicia Avenue

                                            Sunnyvale, CA 94085
                                            Attention:        Operations Manager

                                            Notice shall be deemed given when so
                                            delivered to Viador or TechSpan, or
                                            three (3) days after it is placed,
                                            properly addressed with postage
                                            prepaid, in a depository for United
                                            States certified mail. Either party
                                            may provide for a different address
                                            by notifying the other party of said
                                            change as provided for herein.

         24. Surrender of Premises. Prior to expiration of this Sublease, the
             ---------------------
Sublease between TechSpan and Signal, and subject to any agreement with Master Lessor to the contrary (provided such agreement releases Signal and TechSpan of their respective obligations pursuant to the Master Lease and Sublease), Viador shall remove all its trade fixtures and surrender the Premises in the same condition as they were on the date of the Sublease, free of the presence of hazardous materials as placed or caused to be placed by Sublessee or its agents, employees, or invitees, with reasonable wear and tear excepted. If the Premises are not so surrendered, then Viador shall be liable to TechSpan for all costs incurred by TechSpan as a result of such surrender including interest thereon at the Interest Rate as defined in the Sublease and actual attorney's fees.

         25. Holding Over. Viador shall surrender the Premises in accordance
             ------------
with the terms of the Master Lease, the Sublease and this Sublease. If Viador holds over after expiration or termination of this Sublease without written consent of TechSpan, Viador shall indemnify and hold harmless TechSpan from all claims, costs, expenses (including actual attorney's fees) resulting from Viador's delay in surrendering the Premises, and shall pay TechSpan holdover rent as provided in the Master Lease, except that such holdover rent shall be equal to two hundred percent (200%) of the Rent payable under this Sublease during the last month of the Term.

         26. Consent by TechSpan. Whenever TechSpan's consent or approval is
             -------------------
required under this Sublease, such consent or approval may be withheld at TechSpan's sole discretion unless otherwise indicated.

         27. Successors  and  Assigns.  Subject  to the  restrictions  herein
             ------------------------
contained, the covenants and conditions contained in this Sublease shall bind the heirs, successors, executors, administrators and assigns of the parties.

         28. Brokers. Viador represents and warrants to TechSpan that there is
             -------
no broker, finder or agent of Viador in connection with this Sublease. Tenant shall be responsible for all foreseeable consequences of damages (including attorneys' fees and costs) resulting from any claims that may be asserted against Landlord by any other broker, finder, or other person with whom Viador has or purportedly has dealt in connection with this Sublease, and Viador agrees to indemnify, defend, protect, and hold TechSpan harmless in connection with any such Claims which may be asserted.

         29. Attorney Fees. In the event legal proceedings are initiated to
             -------------
enforce any provision of this Sublease, to recover any rent due under this Sublease, for the breach of any covenant or condition of this Sublease, or for the restitution of the Premises to TechSpan and/or eviction of Viador, the prevailing party shall be entitled to recover, as an element of its cost of suit and not as damages, reasonable attorney fees and costs to be fixed by the court.

         30. Entire Agreement, Merger and Waiver. This Sublease supersedes and
             -----------------------------------
cancels all previous negotiations, arrangements, offers, agreements or understandings, if any, between the parties. This Sublease expresses and contains the entire agreement of the parties and there are no express or implied representations, warranties or agreements between them, except as contained in this Sublease. This Sublease may not be modified, amended or supplemented except by a writing signed by both TechSpan and Viador. No consent given or waiver made by TechSpan of any breach of Viador of any provision of this Sublease shall operate or be construed in any manner as a waiver of any subsequent breach of the same or of any other provision.

         31.      Captions.  The  captions of this  Sublease are  provided  for
                  --------
  convenience  only and shall not be used in construing its meaning.

         32.      Severability.  If any provision of this Sublease is found to
                  ------------
be unenforceable,  the remainder of this Sublease shall not be affected thereby.

         33. Authority. If Viador is a corporation or partnership, each
             ---------
individual executing this Sublease on behalf of Viador represents and warrants that he or she is duly authorized to execute and deliver this Sublease on behalf of Viador and that this Sublease is binding upon Viador according to its terms. If Viador is a corporation, each individual executing this Sublease on behalf of Viador represents and warrants that his or her authorization to execute and deliver this Sublease was in accordance with a duly adopted resolution of Viador's Board of Directors and Viador's Bylaws. Concurrently with execution of this Sublease, Viador shall deliver to TechSpan such evidence of authorization as TechSpan may require.

         34.      TechSpan and Viador  Relationship  Only.  Nothing  contained
                  ---------------------------------------
in this Sublease shall be construed to create the relationship of principal and agent, partnership, joint venturer or any association between TechSpan and Viador.

         35.      Memorandum of Lease.  This Sublease shall not be recorded.
                  -------------------

         36.      Consent  to  Sublease  by Master  Lessor  and  Master  Lessee.
                  -------------------------------------------------------------
This Sublease is subject to the consent of Master Lessor and Master Lessee. Accordingly, it shall be a condition precedent of this Sublease that TechSpan has obtained the consent of Master Lessor.

         37.      Environmental.  Viador shall comply with Section 10.2 of the
                  -------------
Sublease, any applicable terms of the Master Lease and applicable law with respect to use of hazardous materials. Further:

                  37.1 Neither Viador nor its officers, directors, agents, contractors, employees or invitees will use, generate, manufacture, produce, store, release, discharge or dispose of on, under or about the Premises, or off-site the Premises affecting the

                           Building, or transport to or from the Premises, any Hazardous Substance except in compliance with Environmental Laws. The term "Hazardous Substance" means any hazardous or toxic substance, material or waste, pollutants or contaminants, as defined, listed or regulated now or in the future by any federal, state or local law, ordinance, code, regulation, rule, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any environmental conditions, health or industrial hygiene, including without limitation, (i) chlorinated solvents, (ii) petroleum products or by-products, (iii) asbestos and (iv) polychlorinated biphenyls. The term "Environmental Law" means any federal, state or local law, statute, ordinance, regulation or order pertaining to health, industrial hygiene, environmental conditions or hazardous substances or materials including those defined in this Article as "Hazardous Substances."

                  37.2 Viador shall give prompt written notice to TechSpan of: any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Premises; all claims made or threatened by any third party against Viador or the Premises relating to any loss or injury resulting from any Hazardous Substance; and Viador's discovery of any occurrence or condition on the Premises that could cause the Premises or any part thereof to be subject to any restrictions on occupancy, or use of the Premises under any Environmental Law.

                  37.3 Viador shall protect, indemnify, defend and hold harmless TechSpan and its directors, partners, officers, employees, agents, parents, subsidiaries, successors and assigns from any loss, damage, cost, expense or liability (including reasonable attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, discharge, disposal or presence of a Hazardous Substance on the Premises or off-site of the Premises affecting the Building caused by Viador or its directors, partners, officers, employees, agents, contractors and invitees, including without limitation, the costs of any required or necessary repairs, cleanup or detoxification of the Premises and the preparation and implementation of any closure, remedial or other required plans.

         38. Waiver of Trial by Jury. TechSpan and Viador each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Sublease, the relationship of TechSpan and Viador, Viador's use or occupancy of the Premises and/or any claim of injury or damage, and any statutory remedy.

Viador:                                Viador, Inc. , a  corporation


                                       By:



TECHSPAN:                              Techspan, Inc.,
                                       a Delaware corporation



                                       By:

                                       Its:

                             MASTER LESSOR'S CONSENT

         Benecia Associates, as lessor under the Master Lease, hereby consents to this Sublease and confirms the continuation of the Master Lease in full force and effect with Viador as Sublessee thereunder.



MASTER LESSOR:                                                                ,
                                      -----------------------------------------
                                      a


                                      By:

                                      Its:




DATE:
      --------------------------------------

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                           SIGNAL TECHNOLOGY'S CONSENT

         Signal Technology, as lessor under the Master Lease, hereby consents to this Sublease and confirms the continuation of the Master Lease in full force and effect with Viador as Sublessee thereunder.



Signal Technology:                                                            ,
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                                           a
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                                           By:
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                                           Its:
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DATE:
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